UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549


                                FORM 8-K

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

                              March 9, 2009
            ------------------------------------------------
            Date of Report (Date of earliest event reported)

                                Con-way Inc.
         ------------------------------------------------------
         (Exact name of registrant as specified in its charter)

         Delaware               1-5046              94-1444798
         ----------             ------              ----------
        (State or other        (Commission         (IRS Employer
        jurisdiction of        File Number)        Identification
        incorporation or                              Number)
         organization)

       2855 Campus Drive, Suite 300, San Mateo, California 94403
      -----------------------------------------------------------
                (Address of principal executive offices)
                               (zip code)

          Registrant's telephone number, including area code:
                             (650) 378-5200


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     (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 8.01 Other Events

On March 9, 2009, Con-way Inc. issued a press release release announcing actions the company is taking to reduce expenses and maintain a strong cash position in response to the declining economy, which is being furnished to the U.S. Securities and Exchange Commission. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference. The cost reduction actions, which are projected to save between $100 million to $130 million in 2009, include:

   * Suspension of certain 401(k) contributions including the company match.
   * Reductions of 10 percent in the salaries of Con-way Inc. President and CEO Douglas W. Stotlar, Con-way Inc. Senior Vice President and CFO Stephen L. Bruffett, and Con-way Freight President John G. Labrie.
   * Base wage and salary reductions of 5 percent for all other executives and employees at Con-way Freight and Con-way Inc., including administrative services and trailer-manufacturing entities.
   * A change in vacation/paid time off policies (PTO) at Con-way Freight and Menlo Worldwide with respect to when PTO hours are earned and recorded as expense.
   * A change in Con-way's primary defined-benefit pension plan, which eliminates a provision for retirement benefit increases based on future increases in employee compensation rates.
   * A reduction of 10 percent in the annual retainer paid to non-employee members of Con-way's Board of Directors.




ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

 (c)    Exhibits


        Exhibit No.             Description
        -----------             -----------

        99                       Press Release dated March 9, 2009



                                 SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Con-way Inc.
                                       ------------
                                       (Registrant)


March 9, 2009                          /s/ Jennifer W. Pileggi
                                       --------------------------
                                       Jennifer W. Pileggi
                                       Senior Vice President,
                                        General Counsel and Secretary